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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2004

                          BUTLER MANUFACTURING COMPANY
             (Exact name of registrant as specified in its charter)

            DELAWARE                      001-12335              44-0188420
(State or other jurisdiction of          (Commission           (IRS Employer
 incorporation or organization)          File Number)        Identification No.)

                              1540 Genessee Street
                                 P.O. BOX 419917
                           Kansas City, Missouri 64102
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (816) 968-3000

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ITEM 5. OTHER EVENTS.

On February 15, 2004, Butler Manufacturing Company, a Delaware corporation ("Butler"), and BlueScope Steel Limited, an Australian corporation ("BlueScope"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which BSL Acquisition Corporation, a wholly-owned subsidiary of BlueScope, will merge with and into Butler (the "Merger"), and Butler will become a wholly-owned subsidiary of BlueScope. A copy of the Merger Agreement is attached hereto as Exhibit 99.1.

Pursuant to the Merger Agreement, each outstanding share of Butler common stock will be exchanged for the right to receive $22.50 in cash. Each outstanding in-the-money option to acquire Butler common stock will be exchanged for the right to receive an amount equal to the product of (A) the difference between $22.50 and the exercise price per share of such option, and (B) the number of shares of Butler common stock covered by such option, less applicable withholding taxes. The Merger is conditioned upon, among other things, approval by Butler's stockholders, clearance under applicable antitrust laws and other customary conditions. Butler currently expects that the Merger will be consummated within 60-90 days.

In connection with entering into the Merger Agreement, Butler's board of directors approved Amendment No. 1 (the "Rights Amendment") to the Rights Agreement dated as of September 16, 1998 (the "Rights Agreement") between Butler and UMB Bank, N.A., as rights agent, which was entered into on February 15, 2004. The Rights Amendment

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renders the Rights Agreement inapplicable to the transactions contemplated by the Merger Agreement. A copy of the Rights Amendment is attached hereto as
Exhibit 99.2.

Butler's press release announcing the Merger (the "Press Release") is attached hereto as Exhibit 99.3.

The foregoing description of the Merger Agreement, the Merger, the Rights Amendment and the Press Release does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the Rights Amendment and the Press Release, copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

         99.1 Agreement and Plan of Merger by and among BlueScope Steel Limited, BSL Acquisition Corporation and Butler Manufacturing Company, dated as of February 15, 2004.

         99.2 Amendment No. 1, dated February 15, 2004, to the Rights Agreement, dated September 16, 1998, between Butler Manufacturing Company and UMB Bank, N.A., as rights agent.

         99.3 Press Release of Butler Manufacturing Company dated February 15, 2004.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2004                BUTLER MANUFACTURING COMPANY

                                             /s/ John W. Huey
                                        ----------------------------------------
                                        By:  John W. Huey
                                        Its: Vice President

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
99.1              Agreement and Plan of Merger by and among BlueScope Steel
                  Limited, BSL Acquisition Corporation and Butler Manufacturing
                  Company, dated as of February 15, 2004.

99.2              Amendment No. 1, dated February 15, 2004, to the Rights
                  Agreement, dated September 16, 1998, between Butler
                  Manufacturing Company and UMB Bank, N.A., as rights agent.

99.3              Press Release of Butler Manufacturing Company dated
                  February 15, 2004.